EXHIBIT 99.5

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-10,
                   Asset-Backed Certificates, Series 2005-10

Deal Name
GSAA 0510
* Priced at Par / 100% Advancing
* 12 month Lag
* Price to Maturity / Failing Trigger

                                                       Bond Class                   Bond Rating                   Bond Class
                                                           M1                         AA+/Aa1                         M2
----------------------------------------------------------------------------------------------------------------------------------
1. 55 Loss Severity / 65 PPC                               FWD                      FWD + 200bp                      FWD
----------------------------------------------------------------------------------------------------------------------------------
            SDA % at First Dollar Loss                      4481.70                     3877.00                     3661.00
                                   WAL                        10.17                       11.09                       11.50
                              Cum Loss      171,552,902.41 (25.63%)   157,613,944.39    (23.55%)     152,025,723.12 (22.71%)
----------------------------------------------------------------------------------------------------------------------------------

2. 55 Loss Severity / 100 PPC                                FWD                      FWD + 200bp                      FWD
----------------------------------------------------------------------------------------------------------------------------------
            SDA % at First Dollar Loss                      6244.00                     5520.00                     4875.00
                                   WAL                         6.12                        6.58                        7.15
                              Cum Loss      152,568,613.34 (22.79%)    141,986,353.56   (21.21%)     131,451,120.39 (19.64%)
----------------------------------------------------------------------------------------------------------------------------------

3. 65 Loss Severity / 65 PPC                                FWD                      FWD + 200bp                      FWD
----------------------------------------------------------------------------------------------------------------------------------
            SDA % at First Dollar Loss                      3565.00                     3111.40                     2966.00
                                   WAL                        11.46                       12.17                       12.43
                              Cum Loss      176,674,100.51 (26.40%)    161,711,812.30   (24.16%)     156,419,325.18 (23.37%)
----------------------------------------------------------------------------------------------------------------------------------

4. 65 Loss Severity / 100 PPC                               FWD                      FWD + 200bp                      FWD
----------------------------------------------------------------------------------------------------------------------------------
            SDA % at First Dollar Loss                      4875.00                     4344.50                     3894.00
                                   WAL                         6.96                        7.38                        7.89
                              Cum Loss      155,351,323.29 (23.21%)    144,172,434.25   (21.54%)     133,802,809.70 (19.99%)
----------------------------------------------------------------------------------------------------------------------------------


                                                            Bond Class                  Bond Rating                   Bond Class
                                                             AA+/Aa2                        M3                        AA/Aa3
----------------------------------------------------------------------------------------------------------------------------------
1. 55 Loss Severity / 65 PPC                               FWD + 200bp                      FWD                      FWD + 200bp
----------------------------------------------------------------------------------------------------------------------------------
           SDA % at First Dollar Loss                       3135.00                      3235.40                      2746.70
                                  WAL                         12.30                        13.50                        14.14
                             Cum Loss        137,530,449.97 (20.55%)       140,359,188.44 (20.97%)    125,551,155.51 (18.76%)
----------------------------------------------------------------------------------------------------------------------------------

2. 55 Loss Severity / 100 PPC                              FWD + 200bp                      FWD                      FWD + 200bp
----------------------------------------------------------------------------------------------------------------------------------
           SDA % at First Dollar Loss                       4265.00                      4183.00                      3626.00
                                  WAL                          7.64                         8.73                         9.29
                             Cum Loss       120,497,282.87 (18.00%)      118,899,775.62 (17.76%)      107,731,835.58 (16.10%)
----------------------------------------------------------------------------------------------------------------------------------

3. 65 Loss Severity / 65 PPC                               FWD + 200bp                      FWD                      FWD + 200bp
----------------------------------------------------------------------------------------------------------------------------------
           SDA % at First Dollar Loss                       2558.20                      2645.00                      2260.00
                                  WAL                         13.04                        14.14                        14.62
                             Cum Loss       141,024,176.25 (21.07%)      144,338,566.80 (21.56%)      128,696,419.42 (19.23%)
----------------------------------------------------------------------------------------------------------------------------------

4. 65 Loss Severity / 100 PPC                              FWD + 200bp                      FWD                      FWD + 200bp
----------------------------------------------------------------------------------------------------------------------------------
           SDA % at First Dollar Loss                       3430.00                      3380.00                      2948.00
                                  WAL                          8.32                         9.48                         9.94
                             Cum Loss       122,354,085.43 (18.28%)      121,016,588.81 (18.08%)      109,401,611.13 (16.35%)
----------------------------------------------------------------------------------------------------------------------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.